Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Tax
13. Income Taxes
No provision or benefit for federal or state income taxes has been recorded, as the Company has incurred a net loss for all of the periods presented, and the Company has provided a full valuation allowance against its deferred tax assets.
At December 31, 2022, the Company had federal net operating loss carryforwards of approximately $1.6 million which will begin to expire in varying amounts annually beginning in 2030 and $24.5 million of federal net operating losses with no expiration. At December 31, 2022, the Company had state net operating loss carryforwards of approximately $24.4 million which will begin to expire in varying amounts annually beginning in 2030. Utilization of net operating losses may be subject to substantial annual limitations due to the “change in ownership” provisions of the Internal Revenue Code, and similar state provisions. The annual limitations may result in the expiration of net operating losses before utilization. The Company has not yet conducted a study to determine if any such changes, including its 2020 IPO or 2021 underwritten public offering, have occurred that could limit the Company’s ability to use the net operating losses and tax credit carryforwards.
The reconciliation of the U.S. federal statutory rate to the Company’s effective tax rate is as follows:

	Year Ended December 31,
	2022	2021
Tax at statutory rate	21.00%	21.00%
State income taxes	6.17%	4.89%
Stock-based compensation	—	(0.13)%
Other	0.03%	0.02%
Change in valuation allowance	(27.20)%	(25.78)%

Effective tax rate	0.00%	0.00%

The significant components of the Company’s deferred tax assets consist of the following at December 31, 2022 and 2021:

	December 31,
	2022	2021
Deferred tax assets:
Net operating loss carryforwards	$6,890,275	$5,202,047
Capitalized research and development	2,854,530	—
Stock-based compensation	2,440,885	2,272,970
Accrued expenses	199,961	—

Total deferred tax assets	12,385,651	7,475,017
Deferred tax asset valuation allowance	(12,385,651)	(7,475,017)

Net deferred tax asset	$—	$—

The Company has maintained a full valuation allowance against its deferred tax assets in all periods presented. A valuation allowance is required to be recorded when it is not more likely than not that some portion or all of the net deferred tax assets will be realized. Since the Company cannot determine that it is more likely than not that it will generate taxable income, and thereby realize the net deferred tax assets, a full valuation allowance has been provided. The valuation allowance increased $4.9 million and $3.8 million for the years ended December 31, 2022 and 2021, respectively. The increases in 2022 and 2021 are primarily related to each year’s taxable loss. The Company has no uncertain tax positions at December 31, 2022 and 2021 that would affect its effective tax rate. Since the Company is in a loss carryforward position, the Company is generally subject to U.S. federal and state income tax examinations by tax authorities for all years for which a loss carryforward is available.
The Tax Cuts and Jobs Act (“TCJA”) resulted in significant changes to the treatment of research and developmental (R&D) expenditures under Section 174. For tax years beginning after Dec. 31, 2021, taxpayers are required to capitalize and amortize all R&D expenditures that are paid or incurred in connection with their trade or business. Specifically, costs for U.S.-based R&D activities must be amortized over five years and costs for foreign R&D activities must be amortized over 15 years—both using a midyear convention. During the year ended December 31, 2022, the Company capitalized $9.8 million and $2.0 million of domestic and foreign R&D expenses, respectively.